THOMAS P. MONAHAN
                           CERTIFIED PUBLIC ACCOUNTANT
                              208 LEXINGTON AVENUE
                           PATERSON, NEW JERSEY 07502
                                 (973) 790-8775


November 17, 2000



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8 (File no.000-28461) of our report dated April 28, 2000 on our audits of the consolidated financial statements of Highland Holdings International, Inc. as of December 31, 1999, and for the year then ended.

By:  /s/  Thomas P. Monahan
   ------------------------
          Thomas P. Monahan
          Certified Public Accountant


November 17, 2000